SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

For VT Discovery Fund(the “Fund”)

Effective at the close of business on April 30, 2014, the Fund is closed to most new investors. For further information, please see the section entitled "Additional Purchase and Redemption Information" in the Fund’s Statement of Additional Information. Wells Fargo Funds Management, LLC reserves the right to reject any purchase order into the Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

February 21, 2014	VT2024/P1412S3

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

Effective at the close of business on April 30, 2014, the following information is added to the section titled “ADDITIONAL PURCHASE AND REDEMPTION INFORMATION” in the SAI.

Investors Eligible to Purchase the VT Discovery Fund. The VT Discovery Fund is closed to new investors. However, insurance companies that are parties to existing participation agreements will be allowed to add new investors and insurance companies that enter into new participation agreements with Funds Management in order to effect a merger with VT Discovery Fund will be allowed to continue to add new investors.

February 21, 2014